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                                                                 Exhibit 10.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 20-F/A of our report dated January 31, 2001 (except with respect to the matter discussed in Note 22 to the consolidated financial statements, as to which the date is October 24, 2001), included in the Company's 2000 Annual Report filed on Form 6-K/A, and to the incorporation by reference of our report included in this Form 20-F/A into the Company's previously filed Registration Statements on Form S-8, File No. 33-28473, Form S-8, File No. 333-6958, Form S-8, File No. 333-11178, Form F-3, File No.
33-51798, Form F-3, File No. 33-96994, and Form F-3, File No. 333-6960. It
should be noted that we have not audited any financial statements of the Company subsequent to November 30, 2000 or performed any audit procedures subsequent to the date of our report.



                                                /s/ ARTHUR ANDERSEN LLP


New York, New York
October 24, 2001